UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date  of  Report  (Date  of  earliest  event  reported)     May  17,  2005

                          Xtreme  Companies,  Inc.
             (Exact name of registrant as specified in its charter)

            Nevada                      88-0394012              000-30914
(State  or  other  jurisdiction       (IRS  Employer           (Commission
      of  incorporation)               File  Number)        Identification  No.)



          300  Westlink  Dr, Washington,  MO                             36090
     (Address of principal executive offices)                         (Zip Code)


Registrant's  telephone  number,  including  area  code        (636)  390-9000



          (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written  communications pursuant to Rule 425 under the Securities Act (17
CFR  230.425)

[   ]  Soliciting  material  pursuant  to Rule 14a-12 under the Exchange Act (17
CFR  240.14a-12)

[   ]  Pre-commencement  communications  pursuant  to  Rule  14d-2(b)  under the
Exchange  Act  (17  CFR  240.14d-2(b))

[   ]  Pre-commencement  communications  pursuant  to  Rule  13e-4(c)  under the
Exchange  Act  (17  CFR  240.13e-4(c))

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Item  5.02  Departure of Directors or Principal Officers; Election of Directors;
Appointment  of  Principal  Officers.

On May 17, 2005, we announced that Laurie Phillips has been appointed our Chief Financial Officer. Ms. Phillips was employed for the last twelve years with Ace Electric. Prior to its acquisition, Ace was one of the largest suppliers serving the U.S. automotive aftermarket. After serving as Ace's Chief Financial Officer for four years, she was promoted in 2001 to Vice President and General Manager, responsible for overseeing the company's entire operation and its 200+ employees. She is a certified public accountant and received her BS in Accounting from Pittsburg State University in Kansas.


EXHIBIT  NUMBER     DESCRIPTION
---------------     -----------

Employment  Agreement  between  Xtreme Companies,  Inc.  and
                    Laurie  Phillips,  dated  May  16,  2005.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                           Xtreme  Companies,
Inc.
                                                              (Registrant)
Date    June  8,  2005

                                                           /s/  Kevin  Ryan
                                                          ------------------
                                                              (Signature)
                                Print  Name:  Kevin  Ryan
                                Title:  Chief  Executive  Officer  and  Director



                                                                    Exhibit 10.1

                              EMPLOYMENT AGREEMENT
THE EMPLOYMENT AGREEMENT (the "Agreement") is made as of May 16, 2005 by and between Xtreme Companies, Inc. a Nevada Corporation, ("Company"), and Laurie Phillips, an individual ("Executive").
                                    RECITALS
A. Company is engaged in the business of manufacturing and marketing of mission-specific Fire-Rescue and Patrol boats used in emergency, surveillance and defense deployments (the "Business") and has need for personnel with experience in high level financial matters involving the operation of a manufacturing business.
B. Executive is experienced in high level financial matters involving the operation of a manufacturing business.
C. The parties are willing to enter into the Agreement with respect to Executive's employment and services upon the terms and conditions hereinafter set forth.
                                    AGREEMENT
In consideration of the foregoing recitals and the premises herein contained, the parties agree as follows:
                                       I.
TERM
Subject to the provisions of Section IV hereof, Company hereby employs Executive and Executive hereby accepts employment with Company beginning on May 16, 2005 ("Employment Date") and it shall continue in effect for a period of one year. Thereafter, the agreement shall be renewed upon mutual agreement of Executive and Company. The agreement and Executive's employment may be terminated at Company's discretion during the initial term, provided that Company shall pay to Executive an amount equal to payment at Executive's base salary rate for six months. (The "Employment Term").
                                       II.
DUTIES

SECTION II.0 General Duties. Executive shall serve as President Chief Financial Officer of Xtreme Companies, Inc. during the Employment Term. Executive, during the Employment Term, subject to the policies and directives of the Board of Directors of Company ("Board"), shall be responsible for the daily financial operations of Xtreme Companies, Inc.
SECTION II.1 Devotion of Time to Company's Business. Executive agrees during the Employment Term, to devote her best efforts, and all of her business time exclusively, to her employment with Company, and to perform such duties as are specified in Section 2.01 and such other duties consistent with Section 2.01 as shall be reasonably requested by the Board. Executive shall not, during Executive's employment, unless otherwise agreed to in advance and in writing by Company, seek or accept other employment, become self-employed in any other capacity, or engage in any activities that are detrimental to the business of Company.
                                      III.
COMPENSATION  AND  BENEFITS
As compensation for her services hereunder, during the Employment Term, Executive shall receive compensation and benefits (see below) payable in cash at the times and in the installments consistent with Company's payroll practices.

Gross  Base  Salary                Eight-thousand dollars ($8,000) per month

Auto  Allowance                    None

Medical                            None

Life  Insurance                    None

Holidays                           Company  policy  and  procedures

Vacation                           Fourteen  (14)  paid  days  per  year

Pension  and  Profit  sharing      None

Stock  Bonus                       A Warrant to purchase shares of the Company's
                                   common  stock  ("Stock") equaling two percent
                                   (2%)  of  the total outstanding shares on May
                                   16,  2006  ("Anniversary  Date"),  at a price
                                   ("Purchase  Price")  equal  to the lesser of;
                                   (i) ten percent (10%) of the average closing bid price of the Stock for the five trading days immediately preceding the Anniversary
                                   Date  or  (ii)  ten  cents  ($.10) per share.
                                   ("Exhibit A" attached herein). The Stock shall be eligible for resale upon the Anniversary Date provided the Executive is employed by the Company on the Anniversary
                                   Date. If the Executive is not employed by the Company on the Anniversary Date, the Executive shall forfeit all rights pursuant to the Warrant, and the Warrant shall expire at the immediate time of the Executive's termination from the Company's employment.
                                   Selling of the Stock shall be limited to provisions of a mutually acceptable
                                   "Leak-Out" agreement between the Executive and the Board. Terms of the Leak-Out agreement shall be pari passu with the terms limiting the resale of Stock by the Company's current directors.

                                       IV.
TERMINATION
SECTION IV. 1 Termination for Cause. Company may terminate Executive's employment under the Agreement, for "cause", due to any of the following acts or omissions: (a) Executive's breach of any statutory or common law fiduciary duty or duty of loyalty to Company; (b) Executive's indictment for any felony, or for any crime or offense causing harm to Company or any of its affiliates, or involving acts of theft, fraud, misappropriation of funds, embezzlement, moral turpitude or similar conduct; (c) any proven illegal act which materially and adversely affects the business of Company or any of its affiliates; or (d) Executive's breach of any material provision or covenant of the Agreement, or of any other agreements entered into in connection with the Agreement. If Company terminates the Agreement for cause pursuant to the Section; Company shall have no further obligation or liability to Executive.

SECTION IV. 2 Termination for Death or Disability. The Agreement and Executive's employment hereunder shall terminate automatically upon (1) Executive's death or (2) the date of determination by the Board that Executive has a disability. As used herein, "disability" shall mean any condition that qualifies as a disability under Company's long-term disability plan as in effect on the date of determination or which renders Executive incapable of performing substantially all of Executive's managerial and Executive services hereunder for ninety (90) days or more in the aggregate during any one (1) year period, and which at any time after such ninety (90) days the Board shall determine continues to render Executive incapable of performing Executive's managerial and Executive services hereunder. If the Agreement is terminated because of Executive's death or disability pursuant to the Section, Company shall have no furthe obligation or liability to Executive.

SECTION IV. 3 No Additional Payments. Upon termination of Executive's employment hereunder, Executive shall not be entitled to any severance payments or severance benefits from Company or any payments by Company on account of any claim for wrongful termination, including but not limited to claims under any federal, state or local human and civil rights or labor laws, except for any benefits which may be due to Executive in the normal course under any Executive benefit plan or program of Company which provides for benefits after termination of employment. Executive's right to receive payments or benefits under the Agreement upon termination of employment will cease if Executive breaches any provision of Section V below.
                                       V.
RESTRICTIVE  COVENANTS
SECTION V.1 Confidential and Proprietary Information. As an Executive of Company, Executive shall have access to certain Confidential and Proprietary Information (as defined below) concerning Company and its Affiliates (as defined below). Executive agrees that he will not, either directly or indirectly, disclose to any person or use any of the Confidential and Proprietary Information in any way during the Employment Term (except as required in the course of the performance of her duties to Company) or after the expiration of the Employment Term.

For purposes of the Agreement, "Confidential and Proprietary Information" means any of the following information relating to the business of Company that is not generally known to competitors, suppliers and customers of Company: (i) any business or technical information, design, process, procedure, formula, improvement, or any portion or phase thereof, that is owned by or has, at the time of determination, been used by Company; (ii) any information related to the development of products and production processes; (iii) any information concerning proposed new processes; (iv) any information concerning customer lists and other customer information, vendor lists and information, price data, cost data, profit plans, capital plans and proposed or existing marketing techniques or plans; and (v) any other information which would constitute a "Trade Secret" under the Uniform Trade Secrets Act as in force and effect in the State of California.

For purposes of the Agreement, "Affiliate" means any corporation, company, partnership, joint venture, firm and/or other entity which controls, is controlled by or is under common control with the person with respect to which the term "Affiliate" is used. For purposes of the Agreement, "Person" means an individual, corporation, partnership, limited liability company, trust or unincorporated organization, or a government or any agency or political subdivision thereof. "Control" means (a) in the case of corporate entities, direct or indirect ownership of at least fifty percent (50%) of the stock or participating shares entitled to vote for the election of directors; and (b) in the case of non-corporate entities (such as limited liability companies, partnerships or limited partnerships), either (x) direct or indirect ownership of at least fifty percent (50%) of the equity interest, or (y) the power to direct the management and policies of the noncorporate entity.

SECTION V.2 Inventions and Improvements. Executive agrees that he will assign to Company, without further consideration, the exclusive rights and title to all inventions, discoveries, ideas, improvements, and other intellectual property made or acquired by Executive during the Employment Term, whether alone or jointly with others. Executive further agrees to execute any and all documents that are required in order to transfer or assign such property rights to Company.

SECTION V.3 Equitable Relief. Executive acknowledges and agrees that her services are of a special, unique and extraordinary value to Company and its Affiliates and that damages alone may be an inadequate remedy for any breach of the Agreement. Accordingly, in the event of the breach by Executive of any of the provisions of the Agreement, Company may, in addition and supplementary to other rights and remedies existing in its favor, apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive or other relief in order to enforce, or prevent any violations of, the provisions of the Agreement.

                                       VI.

MISCELLANEOUS

     SECTION VII.1 Severability. Every provision of the Agreement is intended to be severable. If any term or provision hereof is declared by a court of competent jurisdiction to be illegal or invalid, such illegal or invalid term or provision shall not affect the balance of the terms and provisions hereof, which terms and provisions shall remain binding and enforceable.

     SECTION VII.2 Notice. Any notice or communication required to be given hereunder may be delivered by hand, deposited with an overnight courier, sent by confirmed facsimile, or mailed by registered or certified mail, if to Company, to 312 Stuart St., 3rd Floor, Boston 02116, ATT: Michael Novielli, Chairman and if to Executive, to her office. Notice shall be deemed received on the date sent if sent by facsimile or personal delivery; three days after the date sent if sent by registered or certified mail; and one day after the day it is sent if sent by overnight courier.

     SECTION VII.3 Entire Agreement; Modification. The Agreement contains the entire and complete understanding between the parties concerning its subject matter and all representations, agreements, arrangements and understandings between or among the parties, whether oral or written, have been fully merged herein and are superseded thereby.

     SECTION VII.4 Law Governing Agreement. The Agreement shall be governed by and construed in accordance with the laws of the State of Missouri.

     SECTION VII.5 Arbitration. If a dispute arises relating to the terms and provisions of the Agreement or involves any claim for breach of any contract or covenant (express or implied), tort claims, claims for discrimination (including, but not limited to race, sex, religion, national origin, age, handicap or disability), claims for compensation or claims for violations of any federal, state, foreign or other governmental law, statute, regulation or ordinance, then either party may initiate arbitration proceedings in accordance with the Rules of the American Arbitration Association ("AAA"). Arbitration proceedings shall be held in any Orange County, California office of AAA. Both parties hereby consent to such arbitration, and any arbitration award shall be final and binding. Neither party shall disclose the existence of any dispute or the terms of any arbitration decision to any third party, other than their legal counsel, accountants, and financial advisors or as required by law.

     SECTION VII.6 Representation by Counsel. EXECUTIVE ACKNOWLEDGES THAT SHE HAS BEEN REPRESENTED BY LEGAL COUNSEL IN CONNECTION WITH THE AGREEMENT AND HAS CONSULTED WITH SUCH LEGAL COUNSEL.

     SECTION VII.7 Counterparts. The Agreement may be executed in counterparts, all of which taken together will constitute one instrument.

     SECTION VII.8 Waiver. Either party's failure to enforce any provision or provisions of the Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party thereafter from enforcing each and every other provision of the Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party's right to assert all other legal remedies available to it under the circumstances.

     SECTION VII.9 Binding Effect. Except as otherwise provided in the Agreement, the Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, heirs, and assigns. Executive shall not assign, convey, or otherwise transfer, voluntarily or by operation of law, to any person or entity, the Agreement or any interest herein without the prior written consent of Company. Any attempt to do so without such consent shall be null and void.

IN WITNESS WHEREOF, the parties hereto have duly executed the Agreement as of the date first above written.

Xtreme  Companies,  Inc.  A  NEVADA  CORPORATION,

/s/  Kevin  Ryan
 ----------------
Name:  Kevin  Ryan
Title:  President  and  Chief  Executive  Officer

/s/  Laurie  Phillips
---------------------
Name:  Laurie  Phillips
Title:  the  Executive